EXHIBIT 10.22.1


Prepared by and after
recording return to:

M. Scott Noble
Edwards & Cohen, P.A.
200 North Laura Street, 12th Floor
Jacksonville, FL 32202





            RECEIPT FOR FUTURE ADVANCE AND MORTGAGE AND MORTGAGE NOTE
              MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENT

            THIS AGREEMENT is made as of the 23rd day of May, 2002, by TRAILER BRIDGE, INC., a Delaware corporation (the "Mortgagor"), whose address is 10405 New Berlin Road East, Jacksonville, Florida 32226, in favor of TRANSPORTATION RECEIVABLES 1992, LLC, a Delaware limited liability company (the "Mortgagee"), whose address is c/o Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038.

                                    RECITALS

            The Mortgagor has made and delivered that certain Mortgage, dated December 31, 2001 in favor of the Estate of Malcom P. McLean ("Estate"), recorded in Official Records Book 10298, Page 2376, of the official records of Duval County, Florida (as corrected by document recorded in Volume 10343, page 1217 of the official records of Duval County, Florida, the "Original Mortgage") to secure certain indebtedness of the Mortgagor to Estate pursuant to Promissory Note dated November 30, 2001 (the "Original Note"), which Original Note and Original Mortgage have been assigned to Mortgagee. The Original Note has been consolidated with that certain Future Advance Note, in the original principal amount of $2,000,000.00 made by Mortgagor in favor of Mortgagee and dated the date hereof (the "Future Advance Note") by that certain Consolidated Promissory
Note in the original principal amount of $5,000,000.00 made by the Mortgagor in favor of the Mortgagee and dated the date hereof (the "Consolidated Note"). The Future Advance Note and the advance evidenced thereby constitute a future advance under the Original Mortgage. The Future Advance Note and the Consolidated Note are by reference made a part hereof to the same extent as though set out in full herein. This Agreement amends the Original Mortgage to confirm that the indebtedness of Mortgagor to Mortgagee under the Original Note and the Future Advance Note, as evidenced and consolidated by the Consolidated Note, are secured by Original Mortgage (as amended hereby and subsequently amended). The Future Advance Note and the Consolidated Note are made and delivered under and entitled to the benefits of that certain Loan Agreement, dated as of May 10, 2002

DOCUMENTARY STAMP AND INTANGIBLES TAXES HAVE BEEN PAID ON A PORTION OF THE INDEBTEDNESS SECURED HEREBY, AS SHOWN ON THE ORIGINAL MORTGAGE RECORDED IN OR BOOK 10298, PAGE 2376, PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA. DOCUMENTARY STAMP AND INTANGIBLES TAXES ON THE REMAINING INDEBTEDNESS ARE AFFIXED HERETO.

(as amended from time to time, the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement).

 The Consolidated Note, and the Original Note and the Future Advance Note consolidated thereby, are herein referred to as the "Note" and evidence the Liabilities, as defined in the Original Mortgage.

            NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

            1. The Original Mortgage provides that future advances shall be secured thereby to the extent set forth therein. The Future Advance Note and all advances thereunder shall be future advances under the Mortgage. The indebtedness evidenced thereby and by the Consolidated Note shall be "Liabilities" as defined in the Original Mortgage. All obligations now or hereafter evidenced by the Consolidated Note shall be secured by a lien on the Property described in the Original Mortgage to the same extent as if all such sums were advanced on the original date of the Original Mortgage. Each of the Loan Agreement and the other Loan Documents (as defined therein) shall be "Loan Documents" as defined in the Original Mortgage.

            2. The Consolidated Note matures May 23, 2004, and the term of the Original Mortgage is hereby extended to match the maturity of the Consolidated Note.

            3. The lien and operation of the Original Mortgage shall continue in full force and effect as modified and extended herein. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Mortgagor and the Mortgagee. This Agreement shall not constitute a novation.

            IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year above first written.

Signed, sealed and delivered
in the presence of:                       TRAILER BRIDGE , INC.

/s/ Mark A. Tanner                        By:    /s/ Ralph W. Heim
-------------------------------              -----------------------------------
Print Name:  Mark A. Tanner               Name:  Ralph W. Heim
                                          Title: President and C.O.O.
/s/ David L. Hudgers
-------------------------------
Print Name:  David L. Hudgens



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


STATE OF Florida
COUNTY OF Duval

            The foregoing instrument was executed, acknowledged and delivered before me this 17th day of May, 2002, by Ralph W. Heim, the President and C.O.O. of Trailer Bridge, Inc., on behalf of the corporation. He or she is PERSONALLY KNOWN TO ME or has produced ________N/A__________ as identification.

                                        /s/ Tami B. Henri
                                        ----------------------------------------
                                        Notary Public, State and County
                                         Aforesaid
                                        Print Name:  Tami B. Henri
                                        My commission expires: 10/24/04
                                        My commission number:  CC977830


                                       (NOTARIAL SEAL)





                                        TRANSPORTATION RECEIVABLES 1992, LLC

                                        By The Estate of M. P. McLean, Member


/s/ Edgar Barnaby                       By:  /s/ John D. McCown
-------------------------------            -------------------------------------
Print Name: Edgar Barnaby               Name: John D. McCown
                                        title:  Co-Executor

/s/ Kenneth M. Neil
-------------------------------
Print Name:  Kenneth M. Neil


/s/ Sean M. Costek                      By:  /s/ F. Duffield Meyercord
-------------------------------            -------------------------------------
Print Name:  Sean M. Costek             Name: F. Duffield Meyercord
                                        Title:  Co-Executor

/s/ Eric J. Colman
-------------------------------
Print Name:  Eric J. Colman



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



STATE OF New York
COUNTY OF New York

            The foregoing instrument was executed, acknowledged and delivered before me this 21st day of May, 2002, by John D. McCown, Co-executor of the Estate of M.P. McLean, the Member of Transportation Receivables 1992, LLC, on behalf of the company. He or she is personally known to me.

                                        /s/ William G. Gotimer, Jr.
                                        ----------------------------------------
                                        Notary Public, State and County
                                         Aforesaid
                                        Print Name:  William G. Gotimer, Jr.
                                        My commission expires: 7/31/06
                                        My commission number:  02G0-4837705


                                       (NOTARIAL SEAL)





STATE OF New York
COUNTY OF New York

            The foregoing instrument was executed, acknowledged and delivered before me this 21st day of May, 2002, by F. Duffield Meyercord, Co-executor of the Estate of M.P. McLean, the Member of Transportation Receivables 1992, LLC, on behalf of the company. He or she is personally known to me or has produced driver's license as identification.

                                        /s/ Mary Cerciello
                                        ----------------------------------------
                                        Notary Public, State and County
                                         Aforesaid
                                        Print Name:  Mary Cerciello
                                        My commission expires: 10/19/05
                                        My commission number:  31-4899751


                                       (NOTARIAL SEAL)





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